                                                                    EXHIBIT 10.7

___________, 2005

WEDBUSH MORGAN SECURITIES, INC.
      As representative of the several Underwriters
1000 Wilshire Blvd., 10th Floor
Los Angeles, CA 90017

      Re:  Ad.Venture Partners, Inc. Initial Public Offering - Lock-up Agreement

Dear Ladies and Gentlemen:

      This letter is being delivered to you in accordance with the Underwriting Agreement (the "UNDERWRITING AGREEMENT") entered into by and between Ad.Venture Partners, Inc., a Delaware corporation (the "COMPANY"), and Wedbush Morgan Securities Inc., as Representative (the "REPRESENTATIVE") of the several Underwriters named in Schedule I thereto (the "UNDERWRITERS"), relating to an underwritten initial public offering (the "IPO") of the Company's units (the "UNITS"), each comprised of one share of the Company's common stock, par value $0.0001 per share (the "COMMON STOCK"), and two warrants, each of which are exercisable for one share of Common Stock (each, a "WARRANT"). The capitalized terms set forth on Schedule I attached hereto are hereby incorporated by reference herein.

      In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Representative that the undersigned will not publicly announce any intention to, will not authorize any affiliate or subsidiary, if applicable, to, and will not, without the prior written consent of the Representative on behalf of the Underwriters, directly or indirectly, (i) offer, pledge, sell, transfer or otherwise dispose of, by contract, option, right or otherwise, any Insider Shares beneficially owned by the undersigned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) or lend, grant or otherwise transfer or dispose of any such Insider Shares, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic characteristics of ownership of such Insider Shares (whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of such Insider Shares, in cash or otherwise), during the Lock-Up Period.

      Notwithstanding the foregoing, the undersigned may (i) transfer Insider Shares either during such person's lifetime or, on death, by bona fide gifts, will or intestacy to members of the undersigned's Immediate Family or to trusts exclusively for the benefit of members of the undersigned's Immediate Family,
(ii) transfer Insider Shares pursuant to a qualified domestic relations order,
(iii) transfer record ownership of the Insider Shares whereby there is no change in beneficial ownership [or (iv) pledge Insider Shares as collateral to secure a bona fide loan

                                              Lock-up Agreement - Representative
from an unaffiliated third party ("PLEDGEE") for the purpose of financing the undersigned's obligation to purchase Warrants in the open market (as described more fully in the registration statement pursuant to which the IPO is registered)]; provided, however, that, prior to any such transfer [or pledge], such transferee [or Pledgee] executes an agreement, satisfactory to the Representative, pursuant to which such transferee [or Pledgee] agrees to receive and hold such Insider Shares subject to the provisions hereof [and pursuant to which such Pledgee agrees not to repledge such Insider Shares].(1)

      The undersigned agrees that during the Lock-up Period the certificates representing such Insider Shares owned by the undersigned shall bear the legends set forth on Exhibit A attached hereto.

      The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements set forth herein in proceeding with the IPO. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Insider Shares except in compliance with the terms and conditions of this letter agreement.

      This letter agreement shall be binding on the undersigned and such person's respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the Lock-Up Period Termination Date.

      This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

                                               Sincerely,

                                               By: _____________________________

                                               Name: ___________________________

                                               Title: __________________________

----------
(1) Bracketed provisions in this paragraph are included in the lock-up agreements with Messrs. Balter and Slasky only.

                                              Lock-up Agreement - Representative

Accepted and agreed:

WEDBUSH MORGAN SECURITIES INC.

By: _____________________________

Name: ___________________________

Title: __________________________



                                              Lock-up Agreement - Representative

                                   SCHEDULE I

                         SUPPLEMENTAL COMMON DEFINITIONS

UNLESS THE CONTEXT SHALL OTHERWISE REQUIRE, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE MEANINGS FOR ALL PURPOSES, AND THE FOLLOWING DEFINITIONS ARE EQUALLY APPLICABLE TO BOTH THE SINGULAR AND THE PLURAL FORMS AND THE FEMININE, MASCULINE AND NEUTER FORMS OF THE TERMS DEFINED.

"BUSINESS COMBINATION" shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses in the technology, media or telecommunications industries, having, collectively, a fair market value (as calculated in accordance with the Company's Amended and Restated Certificate of Incorporation) equal to at least 80% of the Company's net assets at the time of such merger, capital stock exchange, asset acquisition or other similar business combination.

"BUSINESS COMBINATION DATE" shall mean the date upon which a Business Combination is consummated.

"EFFECTIVE DATE" shall mean the date upon which the Registration Statement is declared effective under the Securities Act of 1933, as amended, by the SEC.

"IMMEDIATE FAMILY" shall mean, with respect to any person, such person's spouse, lineal descendents, father, mother, brothers or sisters (including any such relatives by adoption or marriage).

"INDEPENDENT DIRECTORS" shall mean the Company's directors that qualify as "independent" under NASD Rule 4200(a)(15), as amended.

"INSIDERS" shall mean all of the officers, directors and stockholders of the Company immediately prior to the Company's IPO.

"INSIDER SHARES" shall mean all shares of Common Stock of the Company owned by an Insider immediately prior to the Company's IPO. For the avoidance of doubt, Insider Shares shall not include any IPO Shares purchased by Insiders in connection with or subsequent to the Company's IPO.

"IPO SHARES" shall mean all shares of Common Stock issued by the Company in its IPO, regardless of whether such shares were issued to an Insider or otherwise.

"LOCK-UP PERIOD" shall mean the period commencing on (inclusive of such date) the closing of the IPO and delivery of the IPO Shares in connection therewith and ending on the earlier of (i) the date that is six months immediately following the Business Combination Date, or (ii) the Termination Date.

                                              Lock-up Agreement - Representative

"LOCK-UP PERIOD TERMINATION DATE" shall mean the close of business on the last day of the Lock-Up Period.

"REGISTRATION STATEMENT" shall mean the registration statement filed by the Company on Form S-1 (No. 333-124141) with the SEC on April 18, 2005, and any amendment or supplement thereto, in connection with the Company's IPO.

"SEC" shall mean the United States Securities and Exchange Commission.

"TERMINATION DATE" shall mean the date that is sixty (60) calendar days immediately following the Transaction Failure Date (inclusive thereof).

"TRANSACTION FAILURE" shall mean the earlier of (i) the failure to enter into a letter of intent, definitive agreement or agreement in principle with respect to a Business Combination on any day during the eighteen-month period immediately following the Effective Date, and (ii) the failure to consummate a Business Combination on any day during the twenty-four-month period immediately following the Effective Date.

"TRANSACTION FAILURE DATE" shall mean the date upon which a Transaction Failure occurs.

                                              Lock-up Agreement - Representative

                                    EXHIBIT A

                                 LOCK-UP LEGENDS

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT BY THE REGISTERED HOLDER HEREOF NOT TO SELL SUCH SHARES UNTIL THE EARLIER OF 6 MONTHS AFTER THE DATE OF A BUSINESS COMBINATION OR THE LIQUIDATION OF THE COMPANY, UNLESS AN OPINION OF COUNSEL IS PROVIDED SATISFACTORY TO THE COMPANY THAT SUCH EARLIER SALE IS PERMISSIBLE UNDER THE AFOREMENTIONED AGREEMENT.

                                              Lock-up Agreement - Representative